               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 15, 1999

                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other          (Commission File       (IRS Employer
 jurisdiction of         Number)                 Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400

Item 5.   Other Events.

                    Actions under Maryland Law

On   July   15,  1999,   Allegheny  Energy, Inc.  elected by
resolutions of its Board of Directors to become subject to Sections 3-803 and 3-804 of the Maryland General Corporation
Law, as more particularly set forth in the Articles Supplementary filed herewith as Exhibit 3.1.



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Allegheny Energy, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLEGHENY ENERGY, INC.




                                   /s/ Thomas K. Henderson
                                   Thomas K. Henderson
                                   Vice President


     Date:  July 20, 1999

                         EXHIBIT INDEX


Item No. 7                    Exhibits

                         Exh. 3.1   Articles Supplementary
                         of Allegheny Energy, Inc. dated
                         July 15, 1999.

                                                 Exhibit 3.1


                   ALLEGHENY ENERGY, INC.

                   ARTICLES SUPPLEMENTARY


           Allegheny  Energy,  Inc., a Maryland  corporation
(the   "Corporation"),  hereby  certifies   to   the   State
Department of Assessments and Taxation of Maryland that:

           FIRST: Under a power contained in Title 3, Subtitle 8 of the Maryland General Corporation Law (the
"MGCL"), the Corporation, by resolutions of its Board of Directors (the "Board of Directors"), attached hereto as Exhibit A, duly adopted at a meeting duly called and held on July 15, 1999, elected to become subject to Sections 3-803 and 3-804 of the MGCL.

            SECOND:   The  election  to  become  subject  to
Sections 3-803 and 3-804 of the MGCL has been approved by the Board of Directors of the Corporation in the manner and by the vote required by law.

            THIRD: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

           IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 16th day of July, 1999.



ATTEST:                            Allegheny Energy, Inc.

/s/   Eileen  M.  Beck             By:  /s/ Alan J. Noia (SEAL)
Eileen M. Beck, Secretary               Alan  J. Noia, President

                                                  Exhibit A

                     ALLEGHENY ENERGY, INC.

                          July 15, 1999

     WHEREAS, on May 13, 1999, the State of Maryland enacted a new Title 3, Subtitle 8 of the Maryland General
     Corporation Law ("Subtitle 8"), effective June 1, 1999;

     WHEREAS,   Subtitle  8  provides  that  the  board   of
     directors of a Maryland corporation may elect to be subject to any or all, in whole or in part, of the provisions of Subtitle 8 by a resolution of its board of directors if the corporation has (1) a class of securities registered under the Securities Exchange Act of 1934 and (2) at least three directors, who at the time of the election to become subject to the provisions of Subtitle 8 (a) are not officers or employees of the corporation, (b) are not acquiring persons (as defined in Subtitle 8) and (c) were not nominated or designated as directors by an acquiring person;

     WHEREAS, the Board of Directors (the "Board") of Allegheny Energy, Inc., a Maryland corporation (the "Corporation"), believes that the Corporation satisfies the above requirements and that election to be subject to Sections 3-803 and 3-804 of Subtitle 8 is in the best interests of the Corporation;

     NOW, THEREFORE, BE IT RESOLVED, notwithstanding Article XVII of the Charter of the Corporation (the "Charter") or any other provision in the Charter or the By-Laws to the contrary, the Corporation elects to be subject to
     Section   3-803  of  Subtitle  8,  and  in  furtherance
     thereof,  effective  as  of acceptance  for  record  of
     Articles Supplementary by the State Department of Assessments and Taxation ("SDAT"), the number of directorships and directors shall be divided into three classes whose initial size and initial members shall be as follows:

               Number              Directors

     Class I:   [2]      [W. F. Holland,G. E. Sarsten]

     Class II:  [3]      [W. L. Bennett,P. E. Lint,E. Baum]

     Class III: [3]      [S. H. Rice,F. A. Metz, Jr.,A. J. Noia]

     The term of office of the Class I directors shall continue until the first annual meeting of the stockholders of the Corporation held after the date hereof and until their successors are elected and qualify. The term of office of the Class II directors shall continue until the second annual meeting of the stockholders of the Corporation after the date hereof and until their successors are elected and qualify. The term of office of the Class III directors shall continue until the third annual meeting of the stockholders after the date hereof and until their successors are elected and qualify. Thereafter, at each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directorships in each class set forth above may be changed from time to time by the Board of Directors to reflect such matters as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors, but no such change will affect the then current term of any director; and

     FURTHER RESOLVED, That, notwithstanding any other provision in the Charter or the By-Laws to the contrary, the Corporation elects to be subject to
     Section 3-804 of Subtitle 8, and that, accordingly, effective as of acceptance for record of Articles Supplementary by the SDAT:

          (1)  Subject  to  Section  2-406(b)  (3)   of
          Subtitle   8,   the   stockholders   of   the
          Corporation may remove any director only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors;

          (2)   The   number   of  directors   of   the
          Corporation shall be fixed only by a vote of the Board;

          (3)  Each  vacancy on the Board that  results
          from an increase in the size of the Board  or
          the  death,  resignation  or  removal  of   a
          director   may   be  filled   only   by   the
          affirmative  vote  of  a  majority   of   the
          remaining  directors in office, even  if  the
          remaining  directors  do  not  constitute   a
          quorum; and

          (4) Any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies;

     and

     FURTHER RESOLVED That, the proper officers of the Corporation are authorized, empowered and directed to
     (1) file with the SDAT Articles Supplementary describing the provisions of Subtitle 8 to which the Corporation has elected to become subject and (2) do or cause to be done any and all such further acts and things and to execute any and all such further documents as they may deem necessary or appropriate in order to carry into effect the purposes and intent of any resolutions adopted in connection with the Corporation's election to become subject to Sections 3-803 and 3-804 of Subtitle 8; and


     FURTHER RESOLVED That, any and all acts heretofore or hereafter taken by any officer or officers of the Corporation on its behalf in connection with the Corporation's election to become subject to Section 3-803 and 3-804 of Subtitle 8 are ratified and confirmed.